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                                                                   Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 21, 1997 included in Axsys Technologies, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                           /s/ Arthur Andersen LLP

                                           ARTHUR ANDERSEN LLP


New York, New York
December 10, 1997